UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

TRANSUITE.ORG INC.
(Exact name of registrant as specified in its charter)

Nevada	333-255178	30-1129581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

706, Tower 4, Excellence Century Center 2030 Jintian Road, Futian District, Shenzhen, China, 518015
(Address of Principal Executive Offices)

（702）833-9602

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company Yes ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

Effective on October 28, 2024 Zhenlong Zhao，the previous Chief Executive Officer, Chief Financial Officer, secretary and director of the company, resigned his positions with the Company. Upon such resignations, Jinghua Song was appointed as Chief Executive Officer and Director, and Mengqing Fan was appointed as Chief Financial Officer, Director, Chairman of the Board, President, Secretary, Treasurer.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background descriptions of the newly appointed officer and director is as follows:

Jinghua Song - Chief Executive Officer, Director

2013 – 2017 President of Dongguan cool electronic commerce Co., LTD

2017 – 2019 President of Shenzhen ingenuity Software Co., LTD

2019 – 2024 President of Shenzhen Alabo Number Calculation Co., LTD
Mr. Song is proficient in mathematical modeling, with over ten years of algorithm development experience. National Senior System Architect, Rich experience in hundred billions level big data mining. Started focusing on AI coding since 2013. AI Architect, with a cumulative development of 30+ AI digital underlying engine bases. deeply involved in industrial digitization and data assetization for over a decade, serving a large number of industries and enterprises.

Mr. Song obtained the Bachelor Degree in Mathematics from Zhengzhou University in 2009.

Mengqing Fan - Chief Financial Officer, Director, Chairman of the Board, President, Secretary, Treasurer

2005– 2024 Partner, COO of Abri Partners LLC
Experienced investment advisor with twenty years. Entrepreneur and specialist with global experience in business development and management, financial management, financing, M&As, restructuring, resource integration.

Ms. Fan obtained the Master Degree in Computer Science from California State University in 2001.

Item 8.01 Other Events.

Change in Address of Company

Effective October 28, 2024, the Company’s location and the location of the Company’s books and records has changed from 7F, Building 4, 605 Zhoushi Road, Hangcheng Street, Baoan District, Shenzhen, China, to 706, Tower 4, Excellence Century Center, 2030 Jintian Road, Futian District, Shenzhen, Guangdong, China.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transuite.Org Inc.

Date: October 28, 2024	By:	/s/ Jinhua Song
Name: Jinhua Song
Title: CEO, Director

Date: October 28, 2024	By:	/s/ Mengqing Fan
Name: Mengqing Fan
Title: CFO, Director, Chairman of the Board, President, Secretary, Treasurer